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                                                    [ARTHUR ANDERSEN LETTERHEAD]

                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 21, 2000 included in Fischer Imaging Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement on Form S-3.

                                              /s/ Arthur Andersen LLP

Denver, Colorado
  September 22, 2000.